UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2003

VOICE MOBILITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27387
(Commission File Number)

33-0777819
(IRS Employer Identification No.)

100-4190 Lougheed Hwy, Burnaby, British Columbia, Canada
(Address of principal executive offices and Zip Code)

(604) 482-0000
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.
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Item 2. Acquisition or Disposition of Assets.
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Item 3. Bankruptcy or Receivership
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Item 4. Changes in Registrant’s Certifying Accountant
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Item 5. Other Events and Regulation FD Disclosure.
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Item 6. Resignations of Registrant’s Directors

VANCOUVER, BC, CANADA – November 7, 2003 – Voice Mobility International, Inc. (TSX: VMY, OTCBB: VMII and FWB: VMY), a Vancouver based developer and provider of carrier grade enhanced messaging solutions, today announced the departure of David Scott from the Board of Directors.

“We would like to thank Mr. Scott for his contributions to VMI and wish him continued success in his future endeavors,” said Don Calder, Chairman, Voice Mobility.

Item 7. Financial Statements and Exhibits.
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Item 8. Change in Fiscal Year.
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Item 9. Regulation FD Disclosure.
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Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
*

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
*

Item 12. Results of Operation and Financial Condition
*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

/s/ Randy G. Buchamer

By: Randy G. Buchamer
Chairman and CEO

Date: November 6, 2003